P R E S S     R E L E A S E



         RCM TECHNOLOGIES, INC. ANNOUNCES RESULTS FOR THIRTY-NINE WEEKS
                   AND THIRTEEN WEEKS ENDED SEPTEMBER 30, 2006

     November 8, 2006 -- RCM Technologies, Inc. (NASD: RCMT) today announced financial results for the thirty-nine weeks and thirteen weeks ended September 30, 2006.

     The Company announced revenues of $147.7 million for the thirty-nine weeks ended September 30, 2006, up from $133.8 million for the thirty-nine weeks ended October 1, 2005 (comparable prior year period). Net income for the thirty-nine weeks ended September 30, 2006 was $4.0 million, or $.33 per diluted share, as compared to net income of $2.7 million, or $.23 per diluted share, for the comparable prior year period. Net income before equity-based compensation (1) for the thirty-nine weeks ended September 30, 2006 was $4.7 million, or $.39 per diluted share, and excludes net equity-based compensation expense of $693,000. No equity based compensation expense was included in the 2005 period. Net income for the 2006 period included a $1.0 million income tax credit, or $0.08 per diluted share, as compared to no such tax credit in the 2005 period.

     Revenues were $51.6 million for the thirteen weeks ended September 30, 2006, up from $43.4 million for the thirteen weeks ended October 1, 2005
(comparable prior year period). Net income for the thirteen weeks ended September 30, 2006 was $1.3 million, or $.11 per diluted share, as compared to net income of $717,000, or $.06 per diluted share, for the comparable prior year period. Net income before equity-based compensation (1) for the thirteen weeks ended September 30, 2006 was $1.4 million, or $.12 per diluted share, and excludes net equity-based compensation expense of $99,400. No equity based compensation expense was included in the 2005 period.

     For the thirty-nine weeks ended September 30, 2006, earnings before interest, income taxes, depreciation and amortization, or EBITDA, was $6.6 million, or $.55 per diluted share, as compared to $5.3 million, or $.45 per diluted share, for the comparable prior year period. For the thirteen weeks ended September 30, 2006, EBITDA was $2.7 million, or $.22 per diluted share, as compared to $1.4 million, or $.12 per diluted share, for the comparable prior year period.

     Leon Kopyt, Chairman and CEO of RCM, commented: "We are encouraged with the improvement in our operating results as all business segments showed increases in revenue and operating income for comparable year over year periods. We expect to continue to execute our growth strategy and maintain sound financial management in order to gain market share and increase shareholder value."

     About RCM RCM Technologies, Inc. is a premier provider of business and technology solutions designed to enhance and maximize the operational performance of its customers through the adaptation and deployment of advanced information technology and engineering services. RCM is an innovative leader in the design, development and delivery of these solutions to commercial and government sectors for more than 30 years. RCM's offices are located in major metropolitan centers throughout North America. Additional information can be found at www.rcmt.com.

     The Statements contained in this release that are not purely historical are forward-looking statements within the Private Securities Litigation Reform Act of 1995 and are subject to various risks, uncertainties and other factors that could cause the Company's actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements include, but are not limited to, those relating to demand for the Company's services, expected demand for our services and expectations regarding our revenues, the Company's ability to continue to utilize goodwill, to continue to increase gross margins, to achieve and manage growth, to develop and market new applications and services, risks relating to the acquisition and integration of acquired businesses, demand for new services and applications, timing of demand for services, industry strength and competition and general economic factors. Investors are directed to consider such risks, uncertainties and other factors described in documents filed by the Company with the Securities and Exchange Commission.


     (1) On January 1, 2006, the Company adopted the provisions of SFAS No. 123(R), "Share-Based Payment" on a modified prospective basis, which required the Company to record equity-based compensation expense for all awards granted after the date of adoption and for the unvested portion of previously granted awards outstanding as of the date of adoption. No compensation cost was recognized in the statements of income for either the thirteen weeks or thirty-nine weeks ended October 1, 2005. For these periods, the Company, consistent with historical practice, applied the recognition and measurement provisions of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," (APB No. 25) and related interpretations, as all options granted by the Company had an exercise price that was equal to or greater than the underlying common stock at the date of grant.

     For the purposes of performing the calculation, of Net Income and Net Income per Diluted Share before Equity-Based Compensation Expense all equity-based compensation expense, net of income tax, is added back to net income as calculated in accordance with Generally Accepted Accounting Principles
(GAAP). Net Income and Net income per Diluted Share before Equity-Based Compensation Expense are not measurements calculated in accordance with GAAP in the United States, and are not intended to be a replacement for, or considered to be more important than, net income or net income per diluted share calculated in accordance with GAAP. As the calculation of Net Income or Net Income per Diluted Share before Equity-Based Compensation are not in accordance with GAAP, the Company believes that the use of the calculations is significantly limited, and should only be used to compare net income or net income per diluted share year-over-year on a consistent basis. To mitigate this limitation, the Company has provided net income and net income per diluted share calculated in accordance with GAAP, which should be the primary measurements utilized to analyze the Company's financial results.

     The Company has provided these additional disclosures because net income and net income per share calculated on a GAAP basis are not comparable year-over-year, and the Company did not incur any equity-based compensation expense in 2005. Accordingly, this reconciliation allows the Company to evaluate the financial results of its operations year-over-year on a consistent basis. Other than to measure net income and net income per share year-over-year on a consistent basis, the Company does not utilize Net Income or Net Income per Diluted Share before Equity-Based Compensation Expense for any other purpose.

                                Tables to Follow

                             RCM Technologies, Inc.
                        Consolidated Statements of Income
                                   (Unaudited)
                    (In Thousands, Except Per Share Amounts)

                                                                   Thirty-Nine Weeks Ended
                                                            ---------------------------------------
                                                                September 30,            October 1,
                                                                   2006                   2005
                                                            ------------------    -----------------
Revenues                                                             $147,729             $133,797
Gross profit (1)                                                       37,163               31,319
Selling, general and administrative (2)                                30,521               26,045
Depreciation and amortization                                           1,115                  801
Interest expense, net                                                     204                  171
Loss on foreign currency transactions                                      16                    7
Income before income taxes                                              5,307                4,295
Income taxes                                                            1,287                1,577
Net income                                                             $4,020               $2,718

Earnings per share (diluted)
  Net income                                                             $.33                 $.23

                                                                     Thirteen Weeks Ended
                                                            ---------------------------------------
                                                               September 30,          October, 1
                                                                   2006                   2005
                                                            ------------------    -----------------
Revenues                                                              $51,650              $43,391
Gross profit (3)                                                       12,952               10,153
Selling, general and administrative (4)                                10,251                8,711
Depreciation and amortization                                             394                  273
Interest expense, net                                                      74                   64
Loss on foreign currency transactions                                       5                    2
Income before income taxes                                              2,228                1,104
Income taxes                                                              879                  387
Net income                                                             $1,349                 $717

Earnings per share (diluted)
  Net income                                                             $.11                 $.06

                             RCM Technologies, Inc.
                     Summary Consolidated Balance Sheet Data
                                   (Unaudited)
                                 (In Thousands)

                                                           September 30,        December 31,
                                                              2006                2005
                                                        -----------------    ----------------
Cash and equivalents                                              $6,666              $3,761
Accounts receivable                                               48,836              44,930
Working capital                                                   37,183              33,032
Goodwill and Intangible assets                                    38,860              38,469
Total assets                                                     105,954             106,773
Senior debt                                                        3,900               3,900
Total liabilities                                                 25,251              31,084
Stockholders' equity                                             $80,702             $75,689

(1) Reflects stock based compensation expense of $29,750 included in cost of services for the thirty-nine weeks ended September 30, 2006.
(2) Includes stock based compensation expense of $662,925 for the thirty-nine weeks ended September 30, 2006.
(3) Reflects stock based compensation credit of $691 included in cost of services for the thirteen weeks ended September 30, 2006.
(4) Includes stock based compensation expense of $100,050 for the thirteen weeks ended September 30, 2006.

                             RCM Technologies, Inc.
Reconciliation of EBITDA to Net Income and Cash Provided by Operating Activities
                                   (Unaudited)
As used in this report, EBITDA means earnings before interest income, interest expense, income taxes, depreciation and amortization. We believe that EBITDA, as presented, represents a useful measure of assessing the performance of our operating activities, as it reflects our earnings trends without the impact of certain non-cash charges or income. EBITDA is also used by our creditors in assessing debt covenant compliance. We understand that, although security analysts  frequently  use  EBITDA  in the  evaluation  of  companies,  it is not necessarily comparable to EBITDA of other companies due to potential inconsistencies in the method of calculation. EBITDA is not intended as an alternative to cash flow provided by operating activities as a measure of liquidity, nor as an alternative to net income as an indicator of our operating performance, nor as an alternative to any other measure of performance in conformity with generally accepted accounting principles. The following is a reconciliation of EBITDA to both net income and cash flow (used in) provided by operating activities.

                                                                      Thirty-Nine Weeks Ended
                                                           -----------------------------------------
                                                                September 30          October 1,
                                                                  2006                   2005
                                                           --------------------    -----------------
                                                                        (In Thousands)
                                                           -----------------------------------------
EBITDA (1)                                                              $6,626               $5,267
Depreciation and amortization                                           (1,115)                (801)
Interest expense, net of interest income                                  (204)                (171)
Income taxes                                                            (1,287)              (1,577)
                                                           --------------------    -----------------
Net income                                                              $4,020               $2,718
                                                           ====================    =================

Earnings per share (diluted)
    EBITDA                                                                $.55                 $.45
                                                           ====================    =================
    Net income                                                            $.33                 $.23
                                                           ====================    =================

    Weighted average shares outstanding                             12,020,901           11,617,444
                                                           ====================    =================


                                                                     Thirteen Weeks Ended
                                                           -----------------------------------------
                                                              September 30,            October 1,
                                                                 2006                     2005
                                                           --------------------    -----------------
                                                                        (In Thousands)
                                                           -----------------------------------------
EBITDA (2)                                                              $2,697               $1,440
Depreciation and amortization                                             (394)                (273)
Interest expense, net of interest income                                   (75)                 (63)
Income taxes (credit)                                                     (879)                (387)
                                                           --------------------    -----------------
Net income                                                              $1,349                 $717
                                                           ====================    =================

Earnings per share (diluted)
    EBITDA                                                                $.22                $.12
                                                           ====================    =================
    Net income                                                            $.11                $.06
                                                           ====================    =================

    Weighted average shares outstanding                             12,003,750           11,711,064
                                                           ====================    =================


    (1) Includes stock based compensation expense of $692,675 for the thirty-nine weeks ended September 30, 2006.

    (2) Includes stock based compensation expense of $99,359 for the thirteen weeks ended September 30, 2006.

                             RCM Technologies, Inc.
       Calculation of Net Income and Net Earnings per Diluted Share before
                      Equity-Based Compensation Expense (1)
                                   (Unaudited)


                                                                   Thirty-Nine Weeks Ended
                                                           -----------------------------------------
                                                                September              October
                                                                30, 2006               1, 2005
                                                           --------------------    -----------------
                                                                        (In Thousands)
                                                           -----------------------------------------
Net income                                                              $4,020               $2,718
Equity-based compensation, net of income tax                               693
Net income before equity-based
  compensation expense                                                   4,713                2,718
Net earnings per diluted share before
  equity-based compensation expense                                       $.39                 $.23


                                                                     Thirteen Weeks Ended
                                                           -----------------------------------------
                                                                September               October
                                                                30, 2006               1, 2005
                                                           --------------------    -----------------
                                                                        (In Thousands)
                                                           -----------------------------------------
Net income                                                              $1,349                 $717
Equity-based compensation, net of income tax                                99
Net income before equity-based
  compensation expense                                                   1,448                  717
Net earnings per diluted share before
  equity-based compensation expense                                       $.12                 $.06
















(1) See footnote 1 on page 2

                             RCM Technologies, Inc.
           Reconciliation of EBITDA to Net Income and Cash Provided by
                        Operating Activities (Continued)
                                   (Unaudited)

                                                                   Thirty-Nine Weeks Ended
                                                           -----------------------------------------
                                                                September 30,          October 1,
                                                                   2006                    2005
                                                           --------------------    -----------------
                                                                        (In Thousands)
                                                           -----------------------------------------
Net income                                                              $4,020               $2,718
Adjustments to reconcile net income to cash
  provided by (used in) operating activities:
    Depreciation and amortization                                        1,115                  801
    Stock based compensation expense                                       693
    Provision for losses on accounts receivable                           (109)                (110)
    Deferred tax assets                                                   (145)                  82
Changes in operating assets and liabilities
    Accounts receivable                                                 (3,797)              (1,762)
    Restricted cash                                                      8,572                 (205)
    Prepaid expenses and other current assets                               66                  806
    Accounts payable and accrued expenses                               (5,271)                 693
    Accrued compensation                                                 1,337               (1,039)
    Payroll and withheld taxes                                             250                 (524)
    Income taxes payable                                                (2,149)               1,137
                                                           --------------------    -----------------

Cash provided by operating activities                                   $4,582               $2,597
                                                           ====================    =================


                                                                     Thirteen Weeks Ended
                                                           -----------------------------------------
                                                               September 30,          October 1,
                                                                  2006                   2005
                                                           --------------------    -----------------
                                                                        (In Thousands)
                                                           -----------------------------------------
Net income                                                              $1,349                 $717
Adjustments to reconcile net income to cash
  provided by (used in) operating activities:
    Depreciation and amortization                                          394                  273
    Stock based compensation expense                                       100
    Provision for losses on accounts receivable                            (92)                 (91)
    Deferred tax assets                                                     41                   82
Changes in operating assets and liabilities
    Accounts receivable                                                   (660)                 276
    Restricted cash                                                                             (57)
    Prepaid expenses and other current assets                              137                  489
    Accounts payable and accrued expenses                                  827                1,469
    Accrued compensation                                                   (56)              (1,411)
    Payroll and withheld taxes                                             158                 (196)
    Income taxes payable                                                  (700)                 759
                                                           --------------------    -----------------

Cash provided by operating activities                                   $1,498               $2,310

                                                           ====================    =================



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